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                     CONSENT OF CROWE CHIZEK AND COMPANY LLC

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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement on Form S-8 of Equitable Financial Corp. of our report dated September 15, 2006 which is included in the Annual Report on Form 10-KSB of Equitable Financial Corp. for the year ended June 30, 2006.


                                                /s/ Crowe Chizek and Company LLC

                                                Crowe Chizek and Company LLC

Oak Brook, Illinois
November 27, 2006